Exhibit 32

                               SALMON EXPRESS INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Salmon Express Inc. (the Company) on Form 10-QSB for the period ending February 28, 2005, as filed with the Securities And Exchange Commission on the date hereof (the Report), I, Pete Smith, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Pete Smith
---------------------------------------
Pete Smith
Principal Executive Officer
Principal Financial Officer

April 14, 2005

A signed original of this written statement required by Section 906 has been provided to Salmon Express Inc., and will be retained by Salmon Express Inc. and furnished to the Securities and Exchange Commission or its staff upon request.